Exhibit 10.1

                                 AMENDMENT NO. 5
                                       to
                               Terms of Employment
                                       of
                               Blaine A. Robinson
                                      with
                              CONCORD CAMERA CORP.

      This AMENDMENT NO. 5 is made this 24th day of June 2008 to the Terms of Employment having an effective date of February 11, 2003, as heretofore amended (as amended, the "Amended Agreement"), by and between CONCORD CAMERA CORP. (the "Company") and Blaine A. Robinson (the "employee").

      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Amended Agreement is hereby further amended as follows:

      1. Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

      2. The following paragraph is hereby added to Section 11, Termination, of the Amended Agreement:

            "Additionally, if the Company terminates the employee for any reason other than cause or for no reason and the employee, by written notice to the Company, (i) elects COBRA continuation coverage (for the period after the termination effective date) under the Company's insurance policies by which the employee is then covered or, if COBRA continuation coverage under the Company's insurance policies is not available for any portion of the one (1) year post-employment period, (ii) obtains medical, dental and vision insurance coverages substantially similar to the medical, dental and vision insurance coverages under the Company's insurance policies in effect at the time COBRA continuation coverage under the Company's insurance policies is no longer available, then the Company shall reimburse the employee for the premiums paid by the employee thereunder during the one (1) year post-employment period which shall run from the termination effective date. The Company shall make each such premium reimbursement payment within seven (7) days after its receipt of notice of payment thereof by the employee"

      3.     The following new Section 21 is hereby added to the Agreement:

            "21. Section 409A of the Code.

            This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent applicable, and shall be so interpreted. Notwithstanding anything herein to the contrary, (i) if at the time of a "separation from service" from the Company, the employee is a "specified employee" (as such terms are defined in Section 409A and any related regulations or other pronouncements thereunder) and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such separation from service is necessary in order to prevent any accelerated or additional tax under Section 409A, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the employee) until the date that is six months following the employee's separation from service from the Company

            (or the earliest date as is permitted under Section 409A). To the extent any reimbursements or in-kind benefits due to the employee under this Agreement constitutes "deferred compensation" under
            Section 409A, any such reimbursements or in-kind benefits shall be paid to the employee in a manner consistent with Treas. Reg. Section 1.409A-3(i)(1)(iv). Each payment made under this Agreement shall be designated as a "separate payment" within the meaning of Section
            409A.   Neither   the   Company   nor  any  of  its   employees   or
            representatives shall have any liability to the employee with respect to Section 409A."

      4. This Amendment No. 5 is effective June 24, 2008. Except as hereby amended, the Amended Agreement shall continue in full force and effect.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

Accepted and Agreed:                       Accepted and Agreed:
--------------------                       --------------------

EMPLOYEE:                                  CONCORD CAMERA CORP.

   /s/   Blaine A. Robinson                By:    /s/   Ira B. Lampert
--------------------------------              ----------------------------------
Blaine A. Robinson                            Ira B. Lampert
                                              Chairman, CEO and President